THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated May 1, 2006
Regarding
Thrivent Partner All Cap Portfolio

Effective November 13, 2006, the Board of Directors of Thrivent Partner All Cap Portfolio, a series of Thrivent Series Fund, Inc. (the "Portfolio"), has approved, as the subadvisor for the Portfolio, Pyramis Global Advisers, LLC ("Pyramis"), 53 State Street, Boston, MA 02109. Pyramis, a wholly-owned subsidiary of Fidelity Management and Research Corp. ("FMR"), will be primarily responsible for selecting investments for the Portfolio. FMR was founded in 1946 and has since grown into one of the world's largest money managers and financial service providers. As of March 31, 2006, Pyramis had approximately $125 billion in assets under management. There has been no change in the scope of services or subadvisory fees and the portfolio manager identified in the Prospectus continues to serve as portfolio manager for the Portfolio. All references to either FMR or FMRC should be replaced with Pyramis as appropriate.

The date of this Supplement is November 15, 2006.

Please include this Supplement with your Prospectus.